Related Party Notes Payable	12 Months Ended
Mar. 31, 2021
Related Party Transactions [Abstract]
Related Party Notes Payable

NOTE 7 - RELATED PARTY NOTES PAYABLE

At March 31, 2021, the Company is obligated for a related party note payable and accrued interest in the total amount of $44,554 (2020: $61,255); the maturity date of this note was April 30, 2020. As of June 28, 2021, we are in default on this note. The related party note payable terms are accrual of interest at eight percent annually with payments of $3,100 per month, which are applied to interest first, then principal. The terms also include a stipulation that if the Company receives additional financing during any 24-month period from the date of the note in the amount greater than $3,500,000, the Company will immediately pay the officer the principal amount of the note along with all interest due. Please see Note 10 to these financial statements for more information on this note.

The Company entered into notes payable with three directors in May 2020, in the aggregate principal amount of $25,000. The notes with these three directors accrued interest at a rate of 6% annually, yielding a total amount of accrued interest of $382 at August 14, 2020, the maturity date, and on that date the total outstanding balance of $25,382 was converted at $1.02 per share into 25,003 shares of common stock.

The Company entered into notes payable with four directors in March 2021, in the aggregate principal amount of $20,000. The notes accrue interest at a rate of 6% annually and are due in September 2021.